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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   NOVEMBER 5, 2003
DATE OF EARLIEST EVENT REPORTED:    OCTOBER 30, 2003


                   MARTHA STEWART LIVING OMNIMEDIA, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                     001-15395                   52-2187059
    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                           Identification
   incorporation or                                               Number)
    organization)

                            11 WEST 42ND STREET
                             NEW YORK, NY 10036
                  (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (212) 827-8000

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Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibit   Description
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               99.1      Martha Stewart Living Omnimedia, Inc. Transcript of
                         October 30, 2003 Earnings Conference Call.

Item 12.  Results of Operations and Financial Condition.
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     On October 30, 2003, the Registrant held an earnings conference call relating to its financial results for the third quarter of 2003. The transcript of the earnings conference call is attached hereto as Exhibit
99.1 to this report.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: November 5, 2003


                                   MARTHA STEWART LIVING OMNIMEDIA, INC.


                                   By:    /s/ James Follo
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                                       James Follo
                                       Executive Vice President, Chief
                                       Financial and Administrative Officer

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                             Index of Exhibits
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Exhibit No.                     Description
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99.1          Martha Stewart Living Omnimedia, Inc.-Transcript of October 30,
              2003 Earnings Conference Call.